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MFS(sm)
INVESTMENT MANAGEMENT

MFS(R) Special Value Trust

Annual Report
for Year Ended
October 31, 1997

Dear Shareholders:

For the 12 months ended October 31, 1997, the Trust provided a total return of 23.29%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return over the period, based on its net asset value (NAV), was 16.80%. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short-term and long-term capital gains. During the past 12 months, the Trust's market price on the New York Stock Exchange traded at a premium to its NAV. On October 31, 1997, shares of the Trust were trading at a 27% premium, based on its stock market price of $19 and its NAV price of $15.03.

Economic Outlook
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Stock Market
The extreme volatility of the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation in Southeast Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.


Bond Market
The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, have since rebounded and could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.


Portfolio Performance and Strategy
As of October 31, 1997, approximately 86% of the Trust's net assets were invested in equities, 6% in distressed and high-yield bonds, and the balance in cash and cash equivalents. The Trust's investment strategy continues to incorporate both growth and value disciplines. Investment opportunities on the equity side are generally spread over the following three areas: companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flows and solid earnings prospects, and companies with solid growth prospects and attractive valuations. While our overall stock market perspective continues to be cautious, we have been able to find an adequate number of special situations for invest-ment. The weighting of high-yield and distressed bonds is likely to increase when what we regard as appealing investment ideas become available.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/ A. Keith Brodkin
------------------------------
A. Keith Brodkin
Chairman and President



/s/ John F. Brennan, Jr.
------------------------------
John F. Brennan, Jr.
Portfolio Manager



/s/ Robert J. Manning
------------------------------
Robert J. Manning
Portfolio Manager

November 14, 1997
                            ----------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


Performance Summary
(For the year ended October 31, 1997)


Net Asset Value Per Share
October 31, 1996                 $15.23
October 31, 1997                 $15.03
New York Stock Exchange Price
October 31, 1996                 $18.250
May 1, 1997 (low)*               $17.250
October 22, 1997 (high)*         $20.375
October 31, 1997                 $19.000


*For the period November 1, 1996, through October 31, 1997.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1997)

The Trust has designated $14,633,764 as a long-term capital gain distribution for tax purposes.

Distributions eligible for the 70% dividends-received deduction for corporations came to 8.71%

Tax Form Summary
In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.


Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders
As of October 31, 1997, our records indicate that there are 1,165 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304


New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFV.


Results of Shareholder Meeting
At the annual meeting of shareholders of MFS(R) Special Value Trust, which was held on October 21, 1997, the following actions were taken:

Item 1. The election of A. Keith Brodkin, Lawrence H. Cohn, Abby M. O'Neill and Ward Smith as Trustees of the Trust.



                              Number of Shares
Nominee              For                Withhold Authority
------------------   -------------     ------------------
A. Keith Brodkin     5,579,735.423              52,835.309
Lawrence H. Cohn     5,579,273.344              53,297.388
Abby M. O'Neill      5,553,038.121              79,532.611
Ward Smith           5,553,003.121              79,567.611


Trustees continuing in office who were not subject to re-election at this meeting are Marshall N. Cohan, Richard B. Bailey, The Hon. Sir J. David Gibbons, Walter E. Robb, III, J. Dale Sheratt, Arnold D. Scott, and Jeffrey L. Shames.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1998.



                         Number of Shares
                        ----------------
                  For       5,547,646.801
              Against          13,374.488
              Abstain          71,549.443



Investment Objective and Policy

MFS(R) Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.


As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.


Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains.


Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.


Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.


If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions.

The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details.


When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.


If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

Portfolio of Investments -- October 31, 1997
Stocks -- 86.2%



Issuer                                      Shares        Value

U.S. Stocks -- 74.3%
Aerospace -- 4.9%
Allied Signal, Inc.   ..................      2,500     $    90,000
B.E. Aerospace, Inc.* ..................     91,000       2,559,375
Moog, Inc.*  ...........................     31,900       1,196,250
Thiokol Corp.   ........................      8,500         778,281
                                                        -----------
                                                        $ 4,623,906
                                                        -----------
Automotive -- 1.5%
Exide Corp.  ...........................     58,500     $ 1,363,781
                                                        -----------
Banks and Credit
  Companies -- 0.6%
Wells Fargo & Co.  .....................      1,933     $   563,228
                                                        -----------
Building -- 1.9%
Atlantic Gulf Communities Corp.+* ......        250     $     1,203
Newport News Shipbuilding, Inc.   ......      7,900         169,850
Walter Industries, Inc.* ...............     79,600       1,592,000
                                                        -----------
                                                        $ 1,763,053
                                                        -----------
Business Services -- 0.5%
Temple-Inland, Inc.   ..................      8,500     $   487,688
                                                        -----------
Chemicals -- 2.9%
Cambrex Corp.   ........................      5,500     $   263,656
Ferro Corp.  ...........................      6,600         247,088
NL Industries, Inc.*  ..................    132,500       2,211,094
                                                        -----------
                                                        $ 2,721,838
                                                        -----------
Computer Software --
  Systems -- 4.5%
Adobe Systems, Inc.   ..................     21,400     $ 1,021,850
Compaq Computer Corp.*   ...............     24,000       1,530,000
Computer Associates International,
  Inc. .................................      5,000         372,813
Siebel Systems, Inc.* ..................         71           2,867
Synopsys, Inc.* ........................     27,500       1,069,062
Viewlogic Systems, Inc.* ...............      8,300         201,275
                                                        -----------
                                                        $ 4,197,867
                                                        -----------
Conglomerates -- 1.3%
MAXXAM, Inc.*   ........................     23,000     $ 1,210,375
                                                        -----------
Consumer Goods and
  Services -- 12.4%
Darling International, Inc.*   .........     36,800     $ 1,191,400
Philip Morris Cos., Inc. ...............     22,300         883,637
Thermadyne Industries Holdings
  Corp.*  ..............................     99,400       2,982,000
Tyco International Ltd.  ...............    118,456       4,471,714
Westpoint Stevens, Inc.* ...............     50,000       2,050,000
                                                        -----------
                                                        $11,578,751
                                                        -----------
Containers -- 3.9%
Atlantis Plastics, Inc.* ...............    111,300     $   667,800
Gaylord Container Corp.* ...............    295,600       1,958,350
Jefferson Smurfit Corp.* ...............     34,100         511,500
Stone Container Corp. ..................     44,700         539,194
                                                        -----------
                                                        $ 3,676,844
                                                        -----------


Issuer                                      Shares        Value

Electrical Equipment -- 0.2%
Belden, Inc. ...........................      4,100     $   140,425
                                                        -----------
Electronics -- 1.5%
Analog Devices, Inc.* ..................     18,600     $   568,463
Teradyne, Inc.* ........................     22,800         853,575
                                                        -----------
                                                        $ 1,422,038
                                                        -----------
Entertainment -- 5.8%
American Radio Systems Corp. "A" *      .    42,180     $ 2,056,275
Casino America, Inc.* ..................    106,132         318,396
Harrah's Entertainment, Inc.*  .........    108,400       2,134,125
ITT Corp.*   ...........................      6,700         500,406
LIN Television Corp.* ..................      4,400         231,275
Sam Houston Race Park Ltd.* ............         63               0
Telemundo Group, Inc.*   ...............      7,300         237,250
                                                        -----------
                                                        $ 5,477,727
                                                        -----------
Financial Institutions -- 0.5%
Freddie Mac  ...........................     11,200     $   424,200
                                                        -----------
Food and Beverage
  Products -- 1.9%
Chiquita Brands International, Inc.  ...     65,000     $ 1,092,813
Beringer Wine Estates Holdings*   ......        200           6,200
Dominicks Supermarkets, Inc.*  .........     17,700         646,050
                                                        -----------
                                                        $ 1,745,063
                                                        -----------
Insurance -- 3.0%
CIGNA Corp.  ...........................      3,100     $   481,275
Hartford Financial Services Group,
  Inc. .................................      6,500         526,500
Lincoln National Corp.   ...............      8,000         550,000
PennCorp Financial Group, Inc. .........     19,500         634,969
Reliastar Financial Corp.   ............     15,300         571,837
                                                        -----------
                                                        $ 2,764,581
                                                        -----------
Medical and Health
  Products -- 0.3%
Bristol-Myers Squibb Co. ...............      3,400     $   298,350
                                                        -----------
Medical and Health Technology
  and Services -- 2.0%
AmeriSource Health Corp., "A"* .........     10,000     $   593,750
Integrated Health Services, Inc.  ......      9,200         292,100
Tenet Healthcare Corp.*  ...............     10,000         305,625
United Healthcare Corp.  ...............     14,700         680,794
                                                        -----------
                                                        $ 1,872,269
                                                        -----------
Metals and Minerals -- 1.4%
Commonwealth Industries, Inc.  .........     45,500     $   801,938
WHX Corp.*   ...........................     38,400         511,200
                                                        -----------
                                                        $ 1,313,138
                                                        -----------
Oil Services -- 0.1%
Dawson Production Services, Inc.* ......      3,400     $    82,450
Dril Quip, Inc.*   .....................        200           7,175
                                                        -----------
                                                        $    89,625
                                                        -----------

Issuer                                     Shares        Value

Oils -- 1.1%
Enron Oil & Gas Co.  ..................     13,900     $   292,769
Texaco, Inc.   ........................     12,200         694,637
                                                       -----------
                                                       $   987,406
                                                       -----------
Photographic Products -- 1.6%
Anacomp, Inc.* ........................    108,663     $ 1,494,116
                                                       -----------
Pollution Control -- 0.2%
Waste Management, Inc.  ...............      9,600     $   224,400
                                                       -----------
Railroads -- 0.5%
Wisconsin Central Transportation
  Corp.* ..............................     14,800     $   460,650
                                                       -----------
Restaurants and Lodging -- 2.2%
Hilton Hotels Corp.  ..................      8,900     $   274,231
Promus Hotel Corp.*  ..................     27,900       1,095,075
Red Roof Inns, Inc.* ..................     48,000         738,000
                                                       -----------
                                                       $ 2,107,306
                                                       -----------
Stores -- 7.4%
Arbor Drugs, Inc. .....................      7,100     $   189,925
Carson Pirie Scott & Co.*  ............     55,000       2,650,312
Edison Brothers Stores, Inc.* .........     89,900         764,150
Gantos, Inc.*  ........................    325,502         874,787
Gymboree Corp.*   .....................      7,400         179,450
Phar Mor, Inc.*   .....................     85,100         608,997
Rite Aid Corp. ........................     28,300       1,680,312
                                                       -----------
                                                       $ 6,947,933
                                                       -----------
Supermarkets -- 4.2%
Ingles Markets, Inc. ..................     72,100     $   946,312
Meyer, Fred, Inc.*   ..................     80,380       2,295,854
Safeway, Inc.* ........................     12,582         731,329
                                                       -----------
                                                       $ 3,973,495
                                                       -----------
Telecommunications -- 4.5%
Cellular Communications
  International*  .....................     55,400     $ 2,216,000
Commonwealth Telephone
  Enterprises* ........................     35,133         781,709
HSN, Inc.*  ...........................     29,475       1,179,000
                                                       -----------
                                                       $ 4,176,709
                                                       -----------
Utilities -- Electric -- 1.2%
El Paso Electric Co.*   ...............    179,700     $ 1,134,356
                                                       -----------
Utilities -- Telephone -- 0.3%
Sprint Corp.   ........................      5,900     $   306,800
                                                       -----------
     Total U.S. Stocks   ........................      $69,547,918
                                                       -----------
Foreign Stocks -- 11.9%
Canada -- 1.7%
Canadian National Railway Co.
  (Railroads)  ........................     13,900     $   749,731
Gulf Canada Resources Ltd.
  (Oil Services)* .....................    106,500         891,938
                                                       -----------
                                                       $ 1,641,669
                                                       -----------


Issuer                                     Shares        Value

France -- 4.5%
Alcatel Alsthom, ADR
  (Telecommunications)  ...............      6,000     $   145,875
Alcatel Alsthom Compagnie
  (Computer Software -- Systems) ......     14,690       1,769,053
Sanofi (Medical and Health Products)        24,500       2,323,038
                                                       -----------
                                                       $ 4,237,966
                                                       -----------
Hong Kong -- 0.6%
Semi-Tech (Global) Ltd.
  (Electronics)*  .....................    763,887     $   568,221
                                                       -----------
Portugal -- 0.3%
Banco Totta E Acores
  (Financial Institutions) ............     14,400     $   282,769
                                                       -----------
Singapore -- 0.4%
Mandarin Oriental International Ltd.*
  (Restaurants and Lodgings)  .........    445,900     $   352,261
                                                       -----------
Sweden -- 0.3%
Sparbanken Sverige AB (Banks and
  Credit Companies)  ..................     14,000     $   317,464
                                                       -----------
Switzerland -- 0.4%
Novartis AG (Medical and
  Health Products)   ..................        250     $   391,328
                                                       -----------
United Kingdom -- 3.6%
British Petroleum PLC, ADR (Oils)   ...      5,791     $   507,552
News Corp. Ltd., ADR
  (Entertainment) .....................     90,217       1,601,352
Signet Group PLC, ADR (Stores)*  ......     86,556       1,255,062
                                                       -----------
                                                       $ 3,363,966
                                                       -----------
     Total Foreign Stocks ........................     $11,155,644
                                                       -----------
     Total Stocks (Identified Cost, $68,129,690)..     $80,703,562
                                                       -----------
Preferred Stocks -- 1.4%
U.S. Preferred Stocks
Broadcasting
Granite Broadcasting Corp. ............      1,000     $    49,625
                                                       -----------
Consumer Goods and
  Services -- 0.8%
Renaissance Cosmetics, Inc.*  .........      1,178     $   789,260
                                                       -----------
Supermarkets -- 0.6%
Supermarkets General Holdings
  Corp.* ..............................     32,515     $   524,304
                                                       -----------
     Total Preferred Stocks
      (Identified Cost, $1,792,912)   ............     $ 1,363,189
                                                       -----------
Rights
Spectravision, Inc. (Entertainment)*
  (Identified Cost, $86,875)  .........     22,500     $     5,625
                                                       -----------

Warrants


Issuer                                      Shares        Value

Renaissance Cosmetics, Inc.*
  (Consumer Goods and Services)   ......      1,024      $       10
Semi Tech (Global) Ltd.* (Electronics)       72,191           1,569
                                                         ----------
     Total Warrants (Identified Cost, $79,594) ...       $    1,579
                                                         ----------


                                        Principal Amount
                                         (000 Omitted)       Value

Bonds -- 5.5%
U.S. Bonds -- 1.7%
Entertainment -- 0.4%
Marvel Holdings, Inc., 0s, 1998  ......      $2,885       $   411,113
                                                          -----------
Restaurants and Lodging -- 1.3%
Sam Houston Race Park Ltd.,
  11s, 2001**  ........................      $  265       $   132,680
Santa Fe Hotel, Inc., 11s, 2000  ......       1,200         1,050,000
                                                          -----------
                                                          $ 1,182,680
                                                          -----------
      Total U.S. Bonds .................................  $ 1,593,793
                                                          -----------
Foreign Bonds -- 3.8%
Brazil -- 0.9%
CSN Iron SA, 9.125s, 2007##   .........      $1,000       $   853,250
                                                          -----------
Indonesia -- 1.0%
Indah Kiat Finance Mautitius Ltd.,
  10s, 2007##  ........................      $1,000       $   908,750
                                                          -----------
Russia -- 0.9%
Ministry of Finance, Russia, 10s,
  2007   ..............................      $1,000       $   901,250
                                                          -----------
South Korea -- 1.0%
Korea Development Bank, 7.25s,
  2006   ..............................      $1,000       $   903,600
                                                          -----------
      Total Foreign Bonds ..............................  $ 3,566,850
                                                          -----------
      Total Bonds (Identified Cost, $6,452,117)   ......  $ 5,160,643
                                                          -----------


                                        Principal Amount
                                         (000 Omitted)       Value
Repurchase Agreement -- 3.7%
Investments in repurchase
  agreements with Goldman Sachs,
  in a joint trading account
  ($490,178,000), dated 10/31/97
  due 11/01/97, total to be received
  $490,410,835 collateralized by
  various U.S. Treasury and Federal
  Agency Obligations (with
  $450,709,000 par and valued at
  $490,788,912), at cost...............      $3,425       $ 3,425,000
                                                          -----------



Put Option
  Purchased -- 0.7%
Issuer/Expiration Month/Strike Price Contracts       Value
S & P 500 Index/December/850
  (Premiums Paid, $500,685)   ......       15     $   685,125

                                                  -----------
  Total Investments
    (Identified Cost, $80,466,873) ............   $91,344,723
                                                  -----------


Securities Sold Short
  (Equity) -- (4.0)%
Issuer                                  Shares
Advanced Micro Devices, Inc.*   ......   22,800   $   (524,400)
Arcadia Financial Ltd.*   ............   72,900       (660,656)
Jayhawk Acceptance Corp.* ............  142,200       (275,513)
LCI International, Inc.   ............   40,000     (1,035,000)
Station Casinos, Inc.* ...............   53,700       (436,312)
Western Digital Corp.* ...............   26,500       (793,344)
                                                  ------------
  Total Securities Sold Short (Equity)
    (Proceeds Received, $4,125,065)   .........   $ (3,725,225)
                                                  ------------
Other Assets,
  Less Liabilities -- 6.5%                        $  6,045,626
                                                  ------------
   Net Assets -- 100.0%   .....................   $ 93,665,124
                                                  ============


   *Non-income producing security.
  **Non-income producing security -- in default.
  ##SEC Rule 144A restriction.
   +Restricted Security.


                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1997



Assets:
 Investments, at value (identified cost, $80,466,873)   .................................    $ 91,344,723
 Cash   .................................................................................             557
 Deposits with banks for securities sold short ..........................................       4,071,749
 Receivable for investments sold   ......................................................       4,721,441
 Interest and dividends receivable ......................................................         231,054
 Other assets ...........................................................................             766
                                                                                             ------------
   Total assets  ......................................................................      $100,370,290
                                                                                             ------------
Liabilities:
 Payable to dividend disbursing agent ...................................................    $     93,109
 Securities sold short, at value (proceeds received, $4,125,065) ........................       3,725,225
 Payable for investments purchased ......................................................       2,742,866
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements  ...........................................................................           4,033
 Payable to affiliates --
  Management fee ........................................................................           1,849
  Transfer agent fee   ..................................................................           3,833
  Administrative fee   ..................................................................              38
 Accrued expenses and other liabilities  ................................................         134,213
                                                                                             ------------
   Total liabilities   ................................................................      $  6,705,166
                                                                                             ------------
Net assets ..............................................................................    $ 93,665,124
                                                                                             ============
Net assets consist of:
 Paid-in capital ........................................................................    $ 77,204,892
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies ....................................................................      11,273,723
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions  .........................................................................       5,309,227
 Accumulated distributions in excess of net investment income ...........................        (122,718)
                                                                                             ------------
   Total   ..............................................................................    $ 93,665,124
                                                                                             ============
Shares of beneficial interest outstanding   .............................................       6,230,035
                                                                                             ============
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding)  .........................................................................       $15.03
                                                                                             ============



                       See notes to financial statements

Statement of Operations - Year Ended October 31, 1997



Net investment income:
 Income --
  Interest  ...........................................................    $ 1,009,409
  Dividends ...........................................................        641,646
  Foreign taxes withheld   ............................................        (15,243)
                                                                           -----------
    Total investment income   .........................................    $ 1,635,812
                                                                           -----------
 Expenses --
   Management fee   ...................................................    $   669,947
   Trustees' compensation .............................................        114,985
   Transfer and dividend disbursing agent fee  ........................         24,674
   Administrative fee  ................................................          9,160
   Auditing fees ......................................................         53,976
   Custodian fee ......................................................         41,686
   Printing   .........................................................         16,868
   Postage ............................................................          9,474
   Legal fees .........................................................          6,166
   Miscellaneous ......................................................         62,945
                                                                           -----------
     Total expenses   .................................................    $ 1,009,881
   Fees paid indirectly   .............................................        (27,038)
                                                                           -----------
     Net expenses  ....................................................    $   982,843
                                                                           -----------
      Net investment income   .........................................    $   652,969
                                                                           -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
 Investment transactions  .............................................    $13,367,606
 Securities sold short ................................................        265,644
 Foreign currency transactions  .......................................        (23,037)
                                                                           -----------
    Net realized gain on investments and foreign currency transactions     $13,875,857
                                                                           -----------
 Change in unrealized appreciation (depreciation) --
   Investments  .......................................................    $ 1,945,372
   Securities sold short ..............................................        399,840
   Translation of assets and liabilities in foreign currencies  .......         (3,969)
                                                                           -----------
    Net unrealized gain on investments and foreign currency translation    $ 2,341,243
                                                                           -----------
    Net realized and unrealized gain on investments   .................    $16,217,100
                                                                           -----------
     Increase in net assets from operations  ..........................    $16,870,069
                                                                           ===========

                       See notes to financial statements

Statement of Changes in Net Assets




                                                                                                   Year Ended October 31,
                                                                                             -------------------------------
Increase (decrease) in net assets:                                                             1997              1996
                                                                                             -------------     -------------
From operations --
 Net investment income  ..................................................................   $     652,969     $     780,076
 Net realized gain on investments and foreign currency transactions  .....................      13,875,857        19,538,278
 Net unrealized gain (loss) on investments and foreign currency translation   ............       2,341,243        (2,460,540)
                                                                                             -------------     -------------
  Increase in net assets from operations   ...............................................   $  16,870,069     $  17,857,814
                                                                                             -------------     -------------
Distributions declared to shareholders --
 From net investment income   ............................................................   $    (605,166)    $    (766,158)
 From net realized gain on investments and foreign currency transactions   ...............     (17,692,052)       (9,282,693)
                                                                                             -------------     -------------
  Total distributions declared to shareholders   .........................................   $ (18,297,218)    $ (10,048,851)
                                                                                             -------------     -------------
Trust share (principal) transactions --
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......   $   1,931,357     $   1,109,352
                                                                                             -------------     -------------
  Total increase in net assets ...........................................................   $     504,208     $   8,918,315
Net assets:
 At beginning of period ..................................................................      93,160,916        84,242,601
                                                                                             -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $122,718 and $1,348,588, respectively)  .............................................   $  93,665,124     $  93,160,916
                                                                                             =============     =============

                       See notes to financial statements

Financial Highlights


Per share data (for a share outstanding
throughout each period):                                                   Year Ended October 31,
                                                              -------------------------------------------------
                                                                1997          1996           1995          1994
                                                              --------      ---------      -------       -------
Net asset value -- beginning of period   ..................    $ 15.23       $  13.93      $ 13.40       $ 16.49
                                                              --------      ---------      -------       -------
Income from investment operations# --
 Net investment income ....................................    $  0.11       $   0.13      $  0.20       $  0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       2.66           2.82         2.18          0.35
                                                              --------      ---------      -------       -------
  Total from investment operations ........................    $  2.77       $   2.95      $  2.38       $  0.53
                                                              --------      ---------      -------       -------
Less distributions declared to shareholders --
 From net investment income  ..............................    $ (0.10)      $  (0.13)     $ (0.20)      $ (0.18)
 From net realized gain on investments and foreign currency
  transactions   ..........................................      (2.87)         (1.52)       (1.14)        (2.31)
 In excess of net investment income   .....................      --            --            (0.01)        (0.16)
 In excess of net realized gain on investments ............      --            --             --           (0.09)
 From paid-in capital  ....................................      --            --            (0.50)        (0.88)
                                                              --------      ---------     --------      --------
  Total distributions declared to shareholders ............    $ (2.97)      $  (1.65)     $ (1.85)      $ (3.62)
                                                              ========      =========     ========      ========
Net asset value -- end of period   ........................    $ 15.03       $  15.23      $ 13.93       $ 13.40
                                                              ========      =========     ========      ========
Per share market value -- end of period  ..................    $19.000       $18.250       $16.500       $14.875
                                                              ========      =========     ========      ========
Total return  .............................................      23.29%         22.20%       26.06%         6.75%
Ratios (to average net assets)/Supplemental data:
 Expenses##   .............................................       1.12%          1.14%        1.26%         1.20%
 Net investment income ....................................       0.72%          0.85%        1.52%         1.20%
Portfolio turnover  .......................................        119%            96%          92%           75%
Average commission rate###   ..............................    $0.0457       $ 0.0576      $  --         $  --
Net assets at end of period (000 omitted)   ...............    $93,665       $ 93,161      $84,243       $79,979

  *For the period from the commencement of investment operations, November 24,
   1989, through October 31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.


                       See notes to financial statements

Financial Highlights



Per share data (for a share outstanding
throughout each period):                                                  Year Ended October 31,
                                                              ----------------------------------------------------
                                                                1993          1992         1991            1990*
                                                              --------      -------       -------       ----------
Net asset value -- beginning of period   ..................    $ 14.82      $ 14.90       $ 11.66         $  13.95
                                                              --------      -------       -------       ----------
Income from investment operations# --
 Net investment income ....................................    $  0.67      $  0.77       $  0.90         $   1.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       3.13         1.09          3.99            (1.95)
                                                              --------      -------       -------       -----------
  Total from investment operations ........................    $  3.80      $  1.86       $  4.89         $  (0.91)
                                                              --------      -------       -------       -----------
Less distributions declared to shareholders --
 From net investment income  ..............................    $ (0.67)     $ (0.77)      $ (0.90)        $  (1.04)
 From net realized gain on investments and foreign currency
  transactions   ..........................................      (1.44)       (1.17)        (0.75)           --
 In excess of net investment income   .....................      (0.02)        --            --               --
 In excess of net realized gain on investments ............      --            --            --               --
 From paid-in capital  ....................................      --            --            --             ( 0.34)
                                                              --------      --------      --------      -----------
  Total distributions declared to shareholders ............    $ (2.13)     $ (1.94)      $ (1.65)        $  (1.38)
                                                              ========      ========      ========      ===========
Net asset value -- end of period   ........................    $ 16.49      $ 14.82       $ 14.90         $  11.66
                                                              ========      ========      ========      ===========
Per share market value -- end of period  ..................    $17.500      $14.750       $14.250         $ 10.125
                                                              ========      ========      ========      ===========
Total return  .............................................     35.98%       17.66%        59.90%         (25.53)%+
Ratios (to average net assets)/Supplemental data:
 Expenses##   .............................................      1.22%        1.35%         1.37%            1.40%+
 Net investment income ....................................      4.32%        5.16%         7.97%            8.65%+
Portfolio turnover  .......................................       151%         175%          327%             237%
Average commission rate###   ..............................    $  --        $   --        $   --          $    --
Net assets at end of period (000 omitted)   ...............    $96,932      $86,276       $85,978         $ 69,393

  *For the period from the commencement of investment operations, November 24,
   1989, through October 31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter currency options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales -- The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, accumulated distributions in excess of net investment income were increased by $1,178,067, accumulated undistributed net realized gain on investments and foreign currency transactions was decreased by $437,348, and paid-in capital was decreased by $740,719, due to differences between book and tax accounting for currency transactions and defaulted bonds. This change had no effect on the net assets or net asset value per share.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.68% of average daily net assets and 3.40% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion:



             First $1 billion   ............   0.0150%
             Next $1 billion ...............   0.0125%
             Next $1 billion ...............   0.0100%
             In excess of $3 billion  ......   0.0000%


The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $22,485 for the year ended October 31, 1997. Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $96,367,395 and $113,231,529, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost  .....................    $ 80,572,612
                                               ------------
      Gross unrealized appreciation  ......    $ 18,323,066
      Gross unrealized depreciation  ......      (7,550,955)
                                               ------------
      Net unrealized appreciation .........    $ 10,772,111
                                               ------------


(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                                        Year Ended October 31,
                                                                           -------------------------------------------------
                                                                                     1997                      1996
                                                                           ------------------------   ----------------------
                                                                            Shares       Amount       Shares       Amount
                                                                           ---------   ------------   --------   -----------
     Shares issued to shareholders in reinvestment of distributions  ...   112,171      $1,931,357    68,526     $1,109,352
                                                                           -------      ----------    ------     ----------
      Net increase   ...................................................   112,171      $1,931,357    68,526     $1,109,352
                                                                           =======      ==========    ======     ==========

(6) Quarterly Financial Information (Unaudited)



                                                                  Net Realized and       Net Increase (Decrease)
                                           Net Investment      Unrealized Gain (Loss)    in Net Assets Resulting
Quarterly Period     Investment Income         Income              on Investments            from Operations
------------------ --------------------- ------------------- -------------------------- --------------------------
                                 Per                 Per                      Per                        Per
Fiscal 1997          Amount     Share     Amount    Share       Amount        Share        Amount        Share
------------------ ------------ -------- ---------- -------- --------------- ---------- --------------- ----------
January 31  ......  $  397,021   $ 0.06   $142,897   $ 0.02   $  4,138,616    $  0.71    $  4,281,513    $  0.73
April 30 .........     356,398     0.06    122,543     0.02     (3,101,944)     (0.48)     (2,979,401)     (0.46)
July 31  .........     451,047     0.07    193,767     0.03     14,479,150       2.33      14,672,917       2.36
October 31  ......     431,346     0.07    193,762     0.04        701,278       0.10         895,040       0.14
                    ----------   ------   --------   ------   ------------    -------    ------------    -------
                    $1,635,812   $ 0.26   $652,969   $ 0.11   $ 16,217,100    $  2.66    $ 16,870,069    $  2.77
                    ==========   ======   ========   ======   ============    =======    ============    =======
Fiscal 1996
-------------------
January 31  ......  $  546,431   $ 0.09   $286,440   $ 0.05   $  7,195,033    $  1.19    $  7,481,473    $  1.24
April 30 .........     432,969     0.07    174,534     0.03      8,701,400       1.43       8,875,934       1.46
July 31  .........     459,665     0.08    188,820     0.03     (5,220,135)     (0.86)     (5,031,315)     (0.83)
October 31  ......     369,081     0.06    132,282     0.02      6,401,440       1.06       6,531,722       1.08
                    ----------   ------   --------   ------   ------------    -------    ------------    -------
                    $1,808,146   $ 0.30   $780,076   $ 0.13   $ 17,077,738    $  2.82    $ 17,857,814    $  2.95
                    ==========   ======   ========   ======   ============    =======    ============    =======

(7) Line of Credit

The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1997, was $685.

(8) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $4,033 with Deutche Bank at October 31, 1997.

At, October 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(9) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Trust owned the following restricted security (constituting 0.001% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.


                                         Date of
Description                            Acquisition        Shares      Cost       Value
---------------------------------   -------------------   --------   --------   -------
Atlantic Gulf Communities Corp.     3/20/92 - 9/25/95      250        $ --       $1,203

Independent Auditors' Report

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP



Boston, Massachusetts
December 12, 1997

[back cover]

MFS(R) Special Value Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield
& Son Ltd.

Abby M. O'Neill (2)
Private Investor;
Director, Rockefeller Financial
Services, Inc. (investment advisers)

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
John F. Brennan, Jr.*
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend

Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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                                                          MSVCE-2 12/97 16M